UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 5, 2013

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel	4951778
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 3-9241114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01

Other Events.

On November 5, 2013, OphthaliX Inc. and its parent company Can-Fite BioPharma Ltd.  issued a joint press release announcing that the U.S. Patent and Trademark Office granted a U.S. patent which bears the Patent No. 8,557,790 and is titled “A3 Adenosine receptor agonists for the reduction of intraocular pressure” to Can-Fite BioPharma Ltd. Can-Fite BioPharma Ltd. issued an identical joint press release, translated to Hebrew, in Israel on November 6, 2013. A copy of the press release is included with this report.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release, dated November 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date:  November 6, 2013

By /s/ Barak Singer

Barak Singer, Chief Executive Officer

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